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                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) October 24, 1996
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Commission file number 0-12410
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                                BI Incorporated
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            (Exact name of registrant as specified in its charter)


           Colorado                   0-12410                     84-0769926
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(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


6400 Lookout Road, Boulder, Colorado                                80301
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (303) 530-2911
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Item 2. Acquisition or Disposition of Assets

On October 10, 1996, the Company effected a purchase of 100% of the outstanding stock of Community Corrections Corporation, (CCC), Justice Alternatives, Inc.
(JAI) and Tennessee Probation Services (TPS). The purchase price was 400,000 shares of restricted common stock of the Company and $3,000,000.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

a. b. The following historical financial statements of CCC, JAI and TPS and proforma financial information of the Companies will be filed on Form 8 no later than December 24, 1996. Extension is required in order to complete an audit of the companies for the year ended March 31, 1996 and obtain the appropriate financial statements to present proforma financial information.

          Financial Statements to be filed no later than December 24, 1996:
               Report of Independent Accountants
               Combined Balance Sheet at March 31, 1996
               Combined Statement of Operations and Retained Earnings for the year ended March 31, 1996
               Combined Statement of Cash Flows for the year ended
               March 31, 1996
               Notes to the Financial Statements

          Proforma financial information to be filed no later than December 24, 1996
               Condensed Combined Balance Sheet at June 30, 1996 (unaudited) Condensed Combined Statement of Operations for the twelve months ended June 30, 1996 (unaudited)
               Explanatory Notes

c.        Exhibits
               2.1  Stock Purchase Agreement dated October 10, 1996
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Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BI Incorporated


Date  10/24/96                         /s/ Jackie A. Chamberlin
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                                           Jackie A. Chamberlin
                                           Chief Financial Officer